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                         CENTRAL SECURITIES CORPORATION

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                         INTERIM REPORT TO STOCKHOLDERS

                            AS OF SEPTEMBER 30, 2001

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To the Stockholders of

CENTRAL SECURITIES CORPORATION:

      Financial data for the quarter ended September 30, 2001 prepared by management without audit by independent auditors and other pertinent information are submitted herewith.

      Comparative market values of net assets are as follows:

                                 Sept. 30, 2001    June 30, 2001   Dec. 31, 2000
                                 --------------    -------------   -------------

Net assets ....................   $463,790,098    $586,994,701     $596,289,086

Net assets per share of
  Common Stock ................          25.67           32.49            32.94

    Shares of Common Stock
      outstanding .............     18,065,546      18,065,546       18,103,346

    Comparative operating results are as follows:

                                                 Nine months ended September 30,
                                                 -------------------------------
                                                     2001             2000
                                                   --------         --------
Net investment income .........................   $ 3,125,682     $ 4,574,288

    Per share of Common Stock .................           .17*            .27*

Net realized gain on sale of investments ......    28,165,621      62,506,022

Increase (decrease) in net unrealized
   appreciation of investments ................  (156,446,481)     34,670,911

Increase (decrease) in net assets
  resulting from operations ...................  (125,155,178)    101,751,221


* Per-share data are based on the average number of Common shares outstanding during the nine-month period.

      In the quarter ended September 30, 2001 the Corporation did not repurchase any of its Common Stock. However, it may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders.

      Stockholders' inquiries are welcome.

                                           CENTRAL SECURITIES CORPORATION

                                             WILMOT H. KIDD, President

375 Park Avenue
New York, NY 10152
October 22, 2001


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                          PRINCIPAL PORTFOLIO CHANGES
                          July 1 to September 30, 2001
                    (Common Stock unless specified otherwise)

                                                 Number of Shares
                                       --------------------------------------
                                                                    Held
                                                                September 30,
                                       Purchased    Sold            2001
                                       ---------    ----        -------------
Accenture Ltd. .....................    100,000                    100,000
Analog Devices, Inc. ...............                20,000         710,000
Arrow Electronics, Inc. ............               150,000         300,000
Cabletron Systems, Inc. ............               200,000              --
Church & Dwight Co., Inc. ..........               190,000              --
Genuity Inc. .......................    200,000                  3,800,000
The Reynolds and Reynolds
   Company Class A .................               500,000              --
Solectron Corporation ..............    460,000                    460,000
UniFirst Corporation                                78,000          72,000
Vical Incorporated .................    100,000                    100,000
Wind River Systems, Inc. ...........    200,000                    200,000


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

                               BOARD OF DIRECTORS

DONALD G. CALDER                                       DUDLEY D. JOHNSON
  President                                              President
  G. L. Ohrstrom & Co., Inc.                             Young & Franklin Inc.
  New York, NY                                           Liverpool, NY

JAY R. INGLIS                                          WILMOT H. KIDD
  Executive Vice President                               President
  National Marine Underwriters
  New York, NY

                              C. CARTER WALKER, JR.
                                 Washington, CT

                                    OFFICERS

                   WILMOT H. KIDD, President
                   CHARLES N. EDGERTON, Vice President and Treasurer MARLENE A. KRUMHOLZ, Secretary

                                     OFFICE

                       375 Park Avenue, New York, NY 10152
                                  212-688-3011
                            www.centralsecurities.com

                   CUSTODIAN

                     UMB Bank, N.A.
                       P.O. Box 419226, Kansas City, MO 64141-6226

                   TRANSFER AGENT AND REGISTRAR

                     EquiServe Trust Company, N.A.
                       P. O. Box 2500, Jersey City, NJ 07303-2500


                   INDEPENDENT AUDITORS

                     KPMG LLP
                       757 Third Avenue, New York, NY 10017


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